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                                                                   EXHIBIT 10.70

                                                        Private Client Group

                                                        Merrill Lynch Business
                                                        Financial Services Inc.
                                                        222 North LaSalle Street
[MERRILL LYNCH LOGO]                                    17th Floor
                                                        Chicago, Illinois 60601
                                                        (312) 269-4435
                                                        FAX: (312) 845-9093

                                                        July 26, 1999

Leisure Time Casino & Resorts, Inc.
4258 Communications Drive
Norcross, GA 30093

             RE: WCMA LINE OF CREDIT INCREASE

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Leisure Time Casino & Resorts, Inc. ("Customer") with respect to: (i) that certain WCMA LOAN AND SECURITY AGREEMENT NO. 701-07H43 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below), the Loan Documents are hereby amended as follows:

(a) The term "Maximum WCMA Line of Credit" shall mean $1,000,000.00.

(b) The annual "Line Fee" is hereby increased to $10,000.00. In connection with the increase in the Maximum WCMA Line of Credit pursuant hereto, a portion of such new Line Fee in the amount of $2,500.00 (the "Increase Fee") is now due and owing. Customer hereby authorizes and directs MLBFS to charge the Increase Fee to WCMA Account No. 701-07H43 on or at any time after the Effective Date. Once charged, the Increase Fee is non-refundable.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their Unconditional Guaranty shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter
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                                  MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

Leisure Time Casino & Resorts, Inc.
July 23, 1999
Page No. 2

whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By: /s/ Lisa Childs
   -------------------------------------------
        Lisa Childs
        Division Documentation Manager
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Accepted:

LEISURE TIME CASINO & RESORTS, INC.


By: /s/ Elden Rance
   --------------------------------

Printed Name: Elden Rance
             ----------------------

Title: E.V.B.
      -----------------------------

Approved:


-----------------------------------
Michael R. Pace

/s/ Al Johnson
-----------------------------------
Al Johnson


LEISURE TIME TECHNOLOGY

By: Elden Rance
   --------------------------------

Printed Name: Elden Rance
             ----------------------

Title: E.V.B.
      -----------------------------


LEISURE TIME CRUISE CORPORATION

By: /s/ Elden Rance
   --------------------------------

Printed Name: Elden Rance
             ----------------------

Title: E.V.B.
      -----------------------------